FIDELITY INCOME PLUS

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 2001

The following hereby replaces the corresponding paragraphs in Additions, Deletions or Substitutions of Investments:

New subaccounts may be established when, in Transamerica sole discretion, marketing, tax, investment or other conditions so warrant. Any new subaccounts will be made available to you on a basis to be determined by Transamerica. Each additional subaccount will purchase shares in a portfolio of the fund or in another mutual fund or other investment vehicle. Transamerica may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any subaccount is eliminated, Transamerica will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Transamerica may, at its discretion, close a subaccount to new investment. Any subsequent premium payment transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Fidelity Income Plus dated May 1, 2001